UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2023

Independence Contract Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36590	37-1653648
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20475 State Highway 249, Suite 300

Houston, TX 77070

(Address of principal executive offices)

(281) 598-1230

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange where registered
Common Stock, $0.01 par value per share	ICD	New York Stock Exchange

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangement of Certain Officers

On February 28, 2023, the board of directors (the “Board”) of Independence Contract Drilling, Inc. (the “Company”) approved amendments to certain executive officer employment agreements to adjust the severance multiple under such contracts in the event of termination of employment by the Company with “cause” or by the executive for “good reason” in connection with the occurrence of “change of control” (as defined under the applicable employment agreements).  The following payout multiples were adjusted:  J. Anthony Gallegos: 2.5x to 3.0x; Philip A. Dalrymple:  1.0x to 1.5x; Scott A. Keller:  1.0x to 1.5x; and Katherine Kokenes:  1.0x to 1.5x.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 28, 2023, the Board of the Company approved and adopted a Third Amended and Restated Bylaws (the “Amended and Restated Bylaws”), which became effective the same day. Among other things, the amendments effected by the Amended and Restated Bylaws:

●	Add additional notice disclosure and other requirements with respect to other persons proposed by stockholders for nomination as a director;

●	Add additional notice disclosure and other requirements with respect to stockholders either proposing persons for nomination as a director or other business at an annual meeting of stockholders;

●	Add authorities in connection with the designation of a lead director, if applicable;

●	Add updates in connection with virtual meetings of stockholders permitted under applicable Delaware law;

●	Add default scopes of authorities of certain officers to be applicable in the absence of other board designations; and

●	Add emergency bylaw provisions to be operative in the event of an emergency, disaster or catastrophe as a result of which a quorum of the board of directors or a committee thereof cannot be readily convened for action.

The Amended and Restated Bylaws also incorporate ministerial, clarifying and conforming changes.

The foregoing description is a summary and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
3.1	Third Amended and Restated Bylaws of Independence Contract Drilling, Inc., effective as of February 28, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Contract Drilling, Inc.

Date: March 2, 2023	By:	/s/ Philip A. Choyce
	Name:	Philip A. Choyce
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary